UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report: January 2, 2019

(Date of earliest event reported)

LOXO ONCOLOGY, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-36562	46-2996673
(Commission File Number)	(IRS Employer Identification No.)

281 Tresser Blvd., 9th Floor
Stamford, CT	06901
(Address of Principal Executive Offices)	(Zip Code)

(203) 653-3880

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 2, 2019, the Board of Directors of Loxo Oncology, Inc. (“Loxo Oncology”) promoted Nisha Nanda to the position of Chief Development Officer and changed Jacob Van Naarden’s title to Chief Operating Officer, effective immediately. Dr. Nanda has also been appointed as a Section 16 officer of Loxo Oncology.

Dr. Nanda, 44, previously held the positions of Senior Vice President of Development Strategy from January 2017 to December 2018 and Vice President of Development Strategy from February 2014 to January 2017. Prior to joining Loxo Oncology, Dr. Nanda was Senior Director of Clinical Science at Onyx Pharmaceuticals. Dr. Nanda received her BSc Hons in Biochemistry and Molecular Genetics from the University of New South Whales and a Ph.D. in Biochemistry and Molecular Genetics from the University of New South Whales and the Victor Chang Cardiac Research Institute.

Mr. Van Naarden, 34, previously held the positions of Chief Business Officer from January 2016 to December 2018 and Vice President of Corporate Development and Strategy from May 2014 to December 2015. Prior to joining Loxo Oncology, Mr. Van Naarden was an analyst at HealthCor Management from June 2013 to May 2014. From August 2008 to June 2013, Mr. Van Naarden worked at Aisling Capital, initially as an analyst and later as an associate. Mr. Van Naarden started his career at Goldman Sachs, where he worked from July 2006 to June 2008. Mr. Van Naarden received his A.B. in Molecular Biology from Princeton University.

There are no arrangements or understandings with any person pursuant to which Dr. Nanda or Mr. Van Naarden were appointed as Chief Development Officer and Chief Operating Officer, respectively, and Dr. Nanda and Mr. Van Naarden do not have any direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Loxo Oncology, Inc.

Date: January 2, 2019	By:	/s/ Jennifer Burstein
	Name:	Jennifer Burstein
	Title:	Senior Vice President of Finance and principal financial officer